UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

AOXIN TIANLI GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AOXIN TIANLI GROUP, INC.
  Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

July 10, 2015

Dear Shareholder:

The directors and officers of Aoxin Tianli Group, Inc. join me in inviting you to attend the annual meeting of our shareholders on Wednesday, August 5, 2015 at 9:00 a.m. local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiang’an District, Wuhan City, Hubei Province, China 430010. The formal notice of this annual meeting and the proxy statement appear on the following pages and are accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. After reading the proxy statement and other materials, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.

            We look forward to seeing you on Wednesday, August 5, 2015.

Sincerely,

/s/Ping Wang
Chief Executive Officer and Chairman of the Board

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  AOXIN TIANLI GROUP, INC.
 Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of Aoxin Tianli Group, Inc. (the “Annual Meeting”) will be held on Wednesday, August 5, 2015, at 9:00 a.m., local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Holders of common shares will be asked to consider and vote on the following matters:

(1)   the election of four directors, each to serve until the 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualified, or his earlier death, resignation or removal; and

(2)  the transaction of any other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting

We describe each of these proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only shareholders of record at the close of business on June 24, 2015 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

By order of the Board of Directors, /s/Ping Wang Chief Executive Officer and Chairman of the Board

   Wuhan City, Hubei Province, China 430010
   July 10, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on Wednesday, August 5, 2015:

The proxy statement and annual report are available at www.proxyvote.com.

Also available on the website is the Aoxin Tianli proxy card, as well as additional voting information.

 AOXIN TIANLI GROUP, INC.
 Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

PROXY STATEMENT

In this proxy statement, Aoxin Tianli Group, Inc. is referred to as “we,” “us,” “our,” “our company,” “the company” or “Aoxin Tianli.”

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
Q:	Why did I receive this proxy statement?

As an Aoxin Tianli shareholder, you received this proxy statement because our board of directors is soliciting your proxy to vote at the annual meeting of shareholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, August 5, 2015, at 9:00 a.m., local time, at our headquarters, Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?”  We expect to begin sending this proxy statement, the attached notice of annual meeting and the proxy card(s) on July 10, 2015, to all shareholders entitled to vote.

Q:	What am I voting on?

If you hold common shares, you are being asked to consider and vote on the election to four directors, each to serve until the 2016 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal.

Q:	Who is entitled to vote?

Holders of our outstanding common shares as of the close of business on June 24, 2015, the record date, are entitled to vote at the Annual Meeting. As of June 24, 2015, 33,183,000 common shares were outstanding.

Q:	What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:	What are the voting rights of the common shares?

At the Annual Meeting, each common share is entitled to one vote for each director to be elected and any other matter submitted to our shareholders for their approval.

Q:	How do I vote my shares before the Annual Meeting?

If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.
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Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 12:00 a.m. Eastern Time on August 4, 2015 by calling the toll-free telephone number on the enclosed proxy card, (800) 690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•
Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 12:00 a.m. Eastern Time on August 4, 2015 by accessing the website listed on your proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

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Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

Q:	If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker does not have discretionary authority to vote on the election of directors, unless you provide voting instructions to your broker. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q:	How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR each of the nominees for whom you are entitled to vote.

Q:	What is an “abstention” or a broker “non-vote” and how do they affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. An abstention with respect to the election of directors is neither a vote cast “for” a nominee nor a vote cast “against” the nominee and, therefore, will have no effect on the outcome of the vote. An abstention with respect to any other matter shall be deemed to be votes not cast.

A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will not have such discretionary voting power to vote shares with respect to the election of directors. Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote represented at the meeting and entitled to vote and, consequently, as a general matter, will have no effect on the outcome of the vote.

Q:	How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

•	Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting in the manner set forth below;
•	Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
•	Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 12:00 a.m. Eastern Time on August 4, 2015; or
•	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).
   Any written notice of revocation, or later dated proxy, should be delivered to:

Aoxin Tianli Group, Inc.
Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
Attention: Corporate Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q:	Who will count the votes?

Representatives of Computershare will count the votes.

Q:	What constitutes a quorum?

A majority of the outstanding common shares entitled to vote at the meeting constitutes a quorum for the items to be voted on by the common shares at the Annual Meeting.
Q:	How many votes are needed for approval of each proposal?

The election to our board of directors of four directors for a term of one year.

Directors to be elected by the holders of common shares will be elected by a plurality of the votes cast by the holders of outstanding common shares entitled to vote in the election who are present, in person or by proxy, at the meeting. Consequently, the four director nominees receiving the highest number of votes cast by the holders of common shares will be elected as directors.

Q:	Does Aoxin Tianli offer an opportunity to receive future proxy materials electronically?

Yes. If you are a shareholder of record, you may, if you wish, receive future proxy statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@aoxintianli-china.com or toll-free by phone at (866) 366-4703. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.

If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.

Electronic delivery saves Aoxin Tianli money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Aoxin Tianli charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.

You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@aoxintianli-china.com or toll-free by phone at (866) 366-4703.

Q:	Who can attend the Annual Meeting?

All shareholders of record as of June 24, 2015 may attend.

PROPOSAL 1: ELECTION OF DIRECTORS

Since our inception, our Articles of Association have provided for a classified Board of Directors consisting of three classes, with each class of directors elected for a term of three years once every three years.  The term of Class III Directors, which consists of Hanying Li and Peter E. Gadkowski, expires in 2016, the term of Class I directors, which consists of Gang Yin, expires in 2017, and the term of Class II directors, which consists of Ping Wang and Zihui Mo, expires at the 2015 annual meeting.

Our Board of Directors recently adopted resolutions amending our Amended and Restated Memorandum and Articles of Association to (i) declassify our Board of Directors and provide for the election of directors on an annual basis, after their existing terms, (ii) permit shareholder action by written consent in lieu of a meeting of shareholders and (iii) to provide for the removal of directors without cause pursuant to a resolution adopted by shareholders (collectively, the “Amendments”). None of the Amendments required shareholder approval. The Amendments will not become effective until an Amended and Restated Memorandum and Articles of Association is filed with the Registrar of Corporate Affairs of the British Virgin Islands.

At the Annual Meeting, shareholders will vote upon the election of four directors, named below, to serve until the next annual meeting and the qualification of their successors, or their earlier death, resignation or removal. Class I and Class III directors will continue to serve until the expiration of their terms and the qualification of their successors, or their earlier death, resignation or removal.

Nominees for Election at the 2015 Annual Meeting of Shareholders

 Ping Wang, Age 51

Ping Wang has served as CEO and Chairman of the Company since March 28, 2014. He has been Chairman of Aoxin Holdings Co., Ltd., a leading industrial park developer and operator headquartered in Beijing, since July 2012. From January 2009 to June, 2012, Mr. Wang was the chairman of Hubei Aoxin Sci-Tech Group. From January 2002 to December, 2008, Mr. Wang was the chairman of Wuhan Aoxin Investment Guarantee Co., Ltd. Mr. Wang holds a Master’s degree in Finance from Wuhan University of China. Mr. Wang was nominated as a director for his experience in business and management.

Zihui Mo, Age 56

Zihui Mo has been a director of the Company since October 2012. Since January 1, 2009, Mr. Mo has been CFO and COO of Watches of Switzerland, a private manufacturer of watches in Hong Kong and the United States owned by members of his family. He held the same positions from February 2004 through 2006. From January 1, 2007 through 2009, he was a marketing manager with A Field Consulting Ltd., a company that provides consulting services for small and middle sized companies seeking to go public. From November 1994 through January 2004, he was Vice General Manager of China Shipping and Vice General Manager of Rich Shipping Co., Ltd. From September 1993 through November 1994, he was Marketing Manager of Barako Shipping Co., Ltd. From February 1991 through August 1993, he was Marketing Supervisor of UDS Distribution Services Co., Ltd., Jardine Group. From October 1989 through February 1991, he was Marketing Manager of Toyota of Durata, California. Mr. Mo received a Degree in Education from Ricks College (Idaho) in 1985 and a Degree in Market Management and Academician in Accounting from Brigham Young University in 1988. Mr. Mo was nominated as a director for his experience in marketing and accounting.

Guolan Li, Age 56

Guolan Li has been General Manager of Hubei Aoxin Science & Technology Group Co., Ltd. and Chairman of Hubei Hang-ao Servo Technology Co., Ltd. since July 2010. From September 2000 to June 2010, he was the Manager of the Wuhan Duoluokou Grand Market Management Center. From May 1998 to August 2000, he was a director and the Deputy General Manager of Hanzheng Group, Ltd. From August 1980 to April 1998, he was employed by the Native Produce Company of Wuhan City, Qiaokou District, initially as Chief Accountant, then as Deputy Section Chief, then Section Chief, and finally as General Manager. Mr. Li is a graduate of the Hubei University of Economic Management. Mr. Li was nominated as a director because of his management experience.

Yan Gong, Age 46

Yan Gong has been a partner of Fobidin Invest Co., a leading venture capital firm in Beijing since 2011. From 2007 to 2010, he was a partner of ETFO Ltd. in charge of global procurement and logistics based in Calgary, Canada. From 2001 to 2004, he was CEO of Linzhi (Ganoderma) Tech, a pharmaceutical company located in Shenzhen, China, of which he was the founder. From 1999 to 2001, he was CEO of Jiusheng Biological Product Co. Ltd. From 1997 to 1999, he was the Managing Director of Sanju Medical & Pharmaceutical. From 1995 to 1997, he was Managing Director of Sanjiu Logistics. From 1993 to 1995, he was the Manager of Jiushen Healthcare of which he was one of the founders. From 1990 to 1992, he was Assistant Manager of Nanfang Pharmaceuticals Ltd. Mr. Gong received  a Bachelor’s degree in Biological Engineering from Nankai University, a degree in Advanced Studies in Economics from the Guanghua School of Management of Peking University, and a Master’s degree in Finance from the University of International Business and Economics. Mr. Gong was nominated as a director because of his experience in finance.

Class III Directors Whose Terms Expire in 2016

Hanying Li., Age 64

Hannying Li has been a director of the Company since January 2010 and served as our Chair from that date until March 27, 2014. Ms. Li founded Wuhan Fengze Agricultural Science and Technology Development Co., Ltd., our variable interest entity and operating company in China (“Fengze”), in 2005. From 1979 through 2004, Ms. Li was deputy director of the Wuhan City Prosecutor’s Office. Ms. Li received her Bachelor’s Degree in Law from Hubei Finance & Economic University. Ms. Li was nominated as a director for her experience operating hog farms and leadership of our company.

Peter E. Gadkowski, Age 65

Peter E. Gadkowski has been a director of the Company since December 2010. He has been an attorney in private practice since February 2000 and from September 1992 to December 1994. He also has experience in the pork industry. He founded, managed and served as CEO and a director of WPP Holding Corp., a hog farm in Yuma, Colorado, from March 1995 through August 1999, which was sold to Smithfield Foods, Inc. He also served as General Counsel and CFO of Premium Standards Farms, Inc., Kansas City, Missouri, from July 1990 to August 1992, which was sold to Continental Grain and then subsequently to Smithfield Foods, Inc. Mr. Gadkowski graduated magna cum laude from the California Western School of Law, and received an MBA in Finance and a BS in Business and Economics from Lehigh University. Mr. Gadkowski was nominated as a director for his experience operating hog farms.

Class I Directors Whose Terms Expire in 2017

Gang Yin, Age 53

Gang Yin has served as a director since June 11, 2015. He has been Deputy General Manager of AUNEW Group Holdings Pty Ltd. and General Manager of Health Sharing Group Pty Ltd since March 2010.   From January 2009 to February 2009, he was General Manager (Business Development) of DC Global Mining Pty Ltd. From July 2008 to December 2008, he was Vice President (China) of Once Australia Pty Ltd.  From February 2006 to June 2008, he was Deputy General Manager of Shanghai Puji Investment and Management Co., Ltd. From October 2003 to January 1, 2006, he was Executive President of Ananda Travel Service (Australia) Pty. From July b1998 to April 2003 he was employed by Bank of China Australia as Manager of Risk Management and as Head of Corporate and Individual Finance.  Mr. Yin received a Master of Law degree in 1988 and Bachelor of Arts degree in 1983 from Wuhan University. Mr. Yin was nominated as a director because of his experience in finance.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Board of Directors

Following the Annual Meeting, our Board of Directors will consist of seven directors. There are no family relationships between any of our directors (including the nominees named above) and our executive officers. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

              Each of our non-employee directors receives a cash retainer of $3,000 per month.

A director may vote in respect of any contract or transaction in which he is interested; provided, however that the nature of the interest of any director in any contract or transaction is disclosed by him at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he shall make with our company, or in which he is so interested, and may vote on such motion.

Mr. Ping Wang currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Wang simply holds both positions at this time. We do not have a lead independent director because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company and deem it appropriate to be able to benefit from the guidance of Mr. Wang as both our principal executive officer and Chairman of the Board.

Our Board of Directors plays a key role in our risk oversight. Our Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight or the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Director Independence

The Board of Directors maintains a majority of directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(15).   Peter E. Gadkowski,, Zihui Mo and Gang Yin are our independent directors.

Board Committees

The Board has established three committees: the audit committee, the compensation committee and the nominating committee.

Audit Committee

The audit committee is responsible for overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company, including the appointment, compensation and oversight of the work of our independent auditors. The members of the audit committee are Zihui Mo (Chairman), Peter E. Gadkowski and Gang Yin. Mr. Mo is the Audit Committee Financial Expert. All of the members of the audit committee are financially literate. The audit committee held five meetings during the year ended December 31, 2014.

Compensation Committee

The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding our compensation policies for our officers, and also administers our incentive compensation plans and equity-based plans (but our board retains the authority to interpret those plans). The members of the compensation committee are Zihui Mo and Peter E. Gadkowski. The vacancy created by the recent resignation of Anthony S. Chan will be filled following the Annual Meeting. The compensation committee held one meeting during the year ended December 31, 2014.

Nominating Committee

The nominating committee of the Board of Directors is responsible for the assessment of the performance of the board, considering and making recommendations to the board with respect to the nominations for election of directors and other governance issues. The nominating committee considers diversity of opinion and experience when nominating directors.

The nominating committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate. The nominating committee is responsible for making recommendations to the Board of Directors of nominees to stand for election as directors.  The members of the nominating committee currently are Gang Yin (Chairman) and Zihui Mo. The nominating committee held one meeting during the year ended December 31, 2014.

The Board of Directors periodically reviews the diversity of specific skills and characteristics necessary as a member of our Board. The nominating committee will assess the skill areas currently represented on the Board against the target skill areas, as well as recommendations of directors regarding skills that could improve the overall quality and ability of the Board to carry out its function.

The nominating committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted and delivered in writing in a timely manner.   The criteria that the committee and the full board will use to assess the qualifications of candidates for election to the board will include matters such as experience in the hog or agricultural industry, financial or technical expertise, strength of character, quality of judgment, concern for the interests of the Company’s shareholders, and how these skills might be best utilized by the Company. The committee will also consider the extent to which the nominee would fill a present need on our Board of Directors.

Code of Business Conduct and Ethics

Our code of business conduct and ethics provides that our directors and officers are expected to avoid any action, position or interest that conflicts with the interests of our company or gives the appearance of a conflict. Directors and officers have an obligation under our code of business conduct and ethics to advance our company’s interests when the opportunity to do so arises. A copy of our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our website (www.aoxintianli-china.com ).

Meeting Attendance

During our last fiscal year, our board of directors held nine meetings, either in person or by telephone. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us.

Based on a review of the copies of such forms furnished to us and representations from our executive officers and directors, all our officers, directors and greater than 10% stockholders filed all reports required to be filed during 2014 in accordance with the filing requirements of Section 16(a) of the Exchange Act.

Compensation of Directors

The directors may receive such remuneration as our Board of Directors may determine from time to time. Each director is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or shareholder meetings or otherwise in connection with the discharge of his or her duties as a director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified, or their earlier death, resignation or removal. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation per year for serving as directors and may receive option grants from our company. In addition, non-employee directors are entitled to be reimbursed for their actual travel expenses for each Board of Directors meeting attended.

The directors may receive such remuneration as our Board of Directors may determine from time to time. Each director is entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred in attending meetings of our Board of Directors or committees of our Board of Directors or shareholder meetings or otherwise in connection with the discharge of his or her duties as a director. The compensation committee will assist the directors in reviewing and approving the compensation structure for our directors.

All directors hold office until the next annual meeting of shareholders at which their respective class of directors is re-elected and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation per year for serving as directors and may receive option grants from our company. In addition, non-employee directors are entitled to be reimbursed for their actual travel expenses for each Board of Directors meeting attended.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2014.

DIRECTOR COMPENSATION
Name	Annual Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Peter E. Gadkowski	36,000	-	4,015	-	-	-	40,015
Zihui Mo	22,110	-	2,008	-	-	-	24,118
Anthony S. Chan (1)	9,000	-	1,004	-	-	-	10,004
Wei Gong (2)	0	-	-	-	-	-	0
Dr. Huanchun Chen (2)	0	-	-	-	-	-	0
Jianguo Hu (3)	0	-	-	-	-	-	0
Benyan Li (2)	0	-	-	-	-	-	0
Tong Zhao (3)	0	-	-	-	-	-	0
_____
(1) Anthony S. Chan was appointed a director on September 19, 2014 and resigned on July 2, 2015.
(2)     Wei Gong, Benyan Li, Dr. Huanchun Chen and Jianguo Hu resigned as directors on September 19, 2014.
(3)     Tong Zhao was appointed a director on April 8, 2014 and resigned on June 18, 2014.

Information Concerning Executive Officers

Our executive officers are set forth in the table below along with their ages and positions. Each executive officer holds the offices set forth opposite his name until his successor is chosen and qualified at a meeting of the Board of Directors.

Name	Age	Position
Pete Ping Wang	51	Chairman, Chief Executive Officer and President
DariHouliang Yu	50	Chief Financial Officer

Ping Wang. For information concerning the employment history of Ping Wang, see Proposal 1.

 Houling Yu. Mr. Yu has been our CFO since June 1, 2015. From July 2011 until his appointment as our CFO, Mr. Yu was Chief Financial Officer of Aoxin Holdings Co., Ltd., a leading industrial park developer and operator headquartered in Beijing, of which our Chairman, Ping Wang, is Chairman. From May 2003 to June, 2011, Mr. Yu was Audit Manager of Anhua Accounting Firm Co., Ltd of Hubei Province. From August 1998 to April 2003, Mr. Yu was CFO of Wuhan Mingdi Industry Group Corporation. From January 1996 to July 1998, Mr. Yu was Financial Manager of Zhangjiajie Water Resources and Hydropower Development Corporation of Hunan Province. From July 1984 to December 1995, he was Chief Accountant of Wuhan Municipal Building Materials Bureau. Mr. Yu graduated from Jianghan University with the specialty of Accounting. He was an accountant and CFP (China Certified Financial Planner).

Executive Compensation

The following table sets forth information with respect to the amounts awarded to, earned by, or paid to, each individual who served as chief executive officer of our company during the year ended December 31, 2014 for services provided in all capacities to us and our subsidiaries. No other executive officer (or former executive officer) received more than $100,000 in compensation for the fiscal year ended December 31, 2014.

Summary Compensation Table

Name & Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total
Ping Wang Chairman and CEO(1)	2014	$55,346	-	-	-	-	-	-	55,346
	2013	-	-	-	-	-	-	-	-

Hanying Li, Chair and CEO(2)	2014	$36,100	-	-	-	-	-	-	36,100
	2013	50,000	-	-	-	-	-	-
									50,000
 __
(1)	Mr. Ping Wang was appointed Chairman and CEO effective March 28, 2014.
(2)	Mr. Li resigned as Chair and CEO effective March 27, 2014.

Employment Agreements

Hanying Li

We entered into an employment agreement with our then president and chief executive officer, Ms. Hanying Li effective December 1, 2009, initially scheduled to expire on November 30, 2013, subject to automatic renewal through November 30, 2014, unless terminated prior to renewal. Ms. Li resigned on March 27, 2014. Under the terms of her employment agreement, Ms. Li was entitled to:

•	Base compensation of $50,000, payable in 12 equal monthly installments of $4,167.
•	Year-end bonus of $96,000, payable in the event our annual audited profits increase by at least 150% of the previous year’s audited profits.
•	Reimbursement of reasonable expenses incurred by Ms. Li.

Ms. Li had agreed during that the term of her employment agreement and for 36 months afterwards to:

•	keep confidential and not disclose the our confidential information;
•	take and implement all appropriate measures to protect the confidentiality of our confidential information;
•	not disclose, transmit, exploit or otherwise use for her or his own account or for others, elements of our confidential information;

Ms. Li has agreed not to compete with our company directly or indirectly while employed by us and for a period of 24 months afterwards.

Ping Wang

We entered into an employment agreement with our then president and chief executive officer, Mr. Ping Wang effective April 1, 2014, initially scheduled to expire on March 31, 2017, subject to automatic renewal through March 31, 2019, unless terminated prior to renewal. Under the terms of his employment agreement, Mr. Wang is entitled to:

•	Base compensation of RMB 340,000 payable in 12 equal monthly installments of $RMB 28,333.
•	Year-end bonus of RMB 660,000, payable in the event our annual audited profits increase by at least 150% of the previous year’s audited profits.
•	Reimbursement of reasonable expenses incurred by Mr. Wang.

Mr. Ping Wang had agreed during that the term of his employment agreement and for 36 months afterwards to:

•	keep confidential and not disclose the our confidential information;
•	take and implement all appropriate measures to protect the confidentiality of our confidential information;
•	not disclose, transmit, exploit or otherwise use for her or his own account or for others, elements of our confidential information;

Mr. Ping Wang has agreed not to compete with our company directly or indirectly while employed by us and for a period of 24 months afterwards.

The employment agreement of Mr. Ping Wang may be terminated at any time by either party upon presentation of 60 days’ prior notice.

Certain Relationships and Related Transactions

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and shareholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K ), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2013, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Receivables from Related Parties

At December 31, 2014, Fengze had made a security deposit of $78,195 to Wuhan Aoxin Investment and Guarantee Service Co., Ltd. who provided a guarantee service at a bank loan of $781,950 from Wuhan Rural Commercial Bank.

On December 19 and December 24, 2013, OV Orange, engaged an agent bank, China Everbright Bank, to make entrusted loans of $812,559 and $1,950,141 to Wuhan Blueeye Photo-electricity Industry Co., Ltd. (“Blueeye”) whose CEO and major shareholder has indirect investment relationship with the Company. Those loans were due on December 18 and December 23, 2014 with 5% interest rate charge, but no collateral or guarantee offered. As of December 31, 2014, $1,629,062 of the $2,762,700 loan receivables was extended to January 23, 2015 and had been fully collected on January 6, 2015.

Advances from Customers – Related Party

As of December 31, 2014, OV Orange reported an advance from customer of $58,451 from a related party, Beijing Central Aoxin Technology Development Co., Ltd. (“Central Aoxin.”) Central Aoxin’s registered agent was Mr. Ping Wang, our CEO.

Payables to Related Parties

At December 31, 2014 and 2013, Fengze had aggregate payables to Ms. Li of approximately $48,926 and $139,430. Such amount was due to Ms. Li for advances to Fengze for its business expenses related to the operations of our hog farms. These amounts were due upon demand and without interest. Additionally, Hang-ao had a payable to Hubei Hang-ao Servo Technology Co., Ltd. of $406,306 and $0 at December 31, 2014 and 2013. This payable represents advances to Hang-ao for its operations. The payable was due on demand and without interest.

On October 10, 2013, Hang-ao entered into a real estate purchase agreement with Hubei Hang-ao Servo Technology Co., Ltd. to buy a two story office and a residential apartment for employee use. The total purchase price was RMB 30,112,439 or $4.9 million. Hang-ao had paid $4.7 million in 2013 and those apartments were transferred to the Company in 2014. As of December 31, 2014 and 2013, the Company reported an outstanding payable of $180,457 and $0, respectively. The major shareholder of Hubei Hang-ao Servo Technology Co., Ltd. is also one of the Company’s shareholders.

From August 26, 2014 (acquisition date) to December 31, 2014, OV Orange borrowed $89,530 from Hubei Aoxin Science and Technology Group Co., Ltd. This loan had no interest bearing and collateral. The loan had been repaid fully in 2014. Hubei Aoxin Science and Technology Group Co., Ltd.’s Chairman and a principal shareholder was Mr. Ping Wang, the Company’s Chairman and CEO.

From July 15, 2014 (acquisition date) to December 31, 2014, Hang-ao collected $1,090,637 from Hubei Xiangyang Hangxiang Electro-Hydraulic Servo Technology Co., Ltd. (“Hangxiang”) for a prior year loan receivable. This loan had no interest bearing and collateral. One of Hangxiang’s major shareholders has indirect investment relationship with the Company.

Revenues Recognized from Related Parties

From July 15, 2014 (acquisition date) to December 31, 2014, Hang-ao sold its servo valve products to Hubei Aocheng Casting Materials Co., Ltd. (“Aocheng Casting”) and recognized revenues of $867,176. The Company’s CEO, Mr. Ping Wang, was indirectly holding Aocheng Casting’s equity interest.

From July 15, 2014 (acquisition date) to December 31, 2014, Hang-ao sold its servo valve products to Central Aoxin and recognized revenues of $594,716. Central Aoxin’s registered agent was Mr. Ping Wang, our CEO.

From July 15, 2014 (acquisition date) to December 31, 2014, Hang-ao sold its servo valve products to Hubei Xiangyang Hangxiang Electro-Hydraulic Servo Technology Co., Ltd. (“Hangxiang”) and Hubei Yuren Electromechanical Hydraulic Technology Co., Ltd. (“Yuren”) and recognized revenues of $9,306 and $15,303, respectively. As of December 31, 2014, the Company reported accounts receivable of $0 and $19,875 from Hangxiang and Yuren, respectively. One of Hangxiang’s and Yuren’s major shareholders has indirect investment relationship with the Company.

Bank Loan Collateral Provided by Related Party

Wuhan Eastlake Hi-Tech Innovation Center whose actual controller is Mr. Wei Gong, a shareholder of the Company, provided its owned real assets as collateral for the Company’s short-term bank loan of $1,472,899 with Industrial and Commercial Bank of China and this loan had been fully repaid in 2014. As a result, the related party mentioned above was no longer proving any collateral for the Company’s bank loans.

Transactions Involving Mr. Ping Wang, Our CEO and Chairman

On April 10, 2014, we sold to Mr. Ping Wang, our Chairman and CEO, 2,600,000 common shares (the “Shares”), representing approximately 15.33% of our then outstanding common shares, for a total purchase price of $5,720,000, or $2.20 per share. After giving effect to the sale, Mr. Wang owned 5,600,000 common shares, representing approximately 28.6% of our outstanding common shares.  As a condition of the sale, Mr. Wang agreed not to sell the Shares for 18 months and thereafter at not less than $2.20 per share.

On August 18, 2014, we sold 3,000,000 common shares, representing approximately 13.51% of our then outstanding common shares, for a total purchase price of $7,200,000, or $2.40 per share, to Hubei Aoxin Science and Technology Group Co., Ltd., a company organized under the laws of the PRC (“Hubei Aoxin”), an approximately 24% premium over the closing price of $1.93 on August 15, 2014. Hubei Aoxin is a wholly owned subsidiary of Aoxin Holdings Co. Ltd. (“Aoxin”), a diversified holding company whose main business is in industrial park development and operations.  Mr. Ping Wang, our Chairman and Chief Executive Officer, is a principal shareholder and Chairman of Aoxin and Hubei Aoxin. As a condition of the sale, Hubei Aoxin agreed not to sell the Shares for 12 months and thereafter at not less than $2.40 per share.

On August 26, 2014, we issued a total of 2,552,000 common shares to the former shareholders of Wuhan Optical Valley Orange Technology Co., Ltd., a corporation organized under the laws of the People’s Republic of China focused on delivering next-generation optical fiber hardware and software solutions for the security and protection industry (“OV Orange”), in exchange for 95% of the outstanding shares of OV Orange, pursuant to a Stock Purchase Agreement, of which 1,075,000 common shares were issued to Hubei Aoxin the owner of 40% of the outstanding shares of OV Orange. The acquisition of OV Orange is part of our strategic development plan to transform Aoxin Tianli into a higher growth, more profitable business through targeted investments and acquisitions.   As a condition of the transaction, Hubei Aoxin agreed not to sell its shares prior to September 1, 2015.

Except as set forth in the following sentence, the foregoing transactions were reviewed and approved by the Audit Committee or our Board of Directors. Although the acquisitions of Hang-ao and OV Orange were approved by the Board of Directors, the Board and the Audit Committee were not advised in advance of individual transactions involving those entities and parties related to the Company described above, some of which pre-dated the acquisitions or were pursuant to agreements then in effect. We believe that the terms of each transaction were not less favorable to us than those terms that could be obtained from an unaffiliated third party.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors whom the board of directors has determined are “independent directors” as defined by Nasdaq listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the board of directors. The charter is reviewed annually by the Audit Committee. A copy of the Audit Committee charter may be found on our website (www.aoxintianli-china. com) under the caption “Corporate Governance.” As required by Nasdaq listing standards, the Audit Committee has determined that its charter is adequate. The Audit Committee also has determined that its members meet the financial literacy requirements of Nasdaq listing standards.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on them. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes. For the fiscal year ended December 31, 2014, the Audit Committee engaged HHC to serve as the Company’s independent auditor.

The Audit Committee has met and held discussions with management and HHC. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2014 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed these consolidated financial statements with management. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 114, as amended (“Communication with Audit Committees”), and Public Company Accounting Oversight Board AU section 380 (“Communication with Audit Committees”).

The Board of Directors, upon the recommendation of the Audit Committee, has adopted an Auditor Independence Policy that, among other things, prohibits the company’s independent auditor from performing certain non-audit services for the Company, requires prior approval of the Audit Committee for any services provided by the Company’s independent auditor, limits the hiring by the Company of former employees of the Company’s independent auditor who have worked on the Company’s account and requires enhanced disclosure both to the Audit Committee and to shareholders of matters related to auditor independence.

The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding HHC's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee approves in advance all engagements of the Company’s independent auditor. The Audit Committee determined that HHC’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.

Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and made a formal recommendation to the Board of Directors to that effect.

Zihui Mo (Chairman)
Peter E. Gadkowski
Anthony S. Chan

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

By letter dated October 23, 2013, the Company dismissed RBSM LLP as independent registered public accounting firm for the Company. The dismissal of RBSM LLP was approved by the Audit Committee of the Board of Directors of the Company.

RBSM LLP issued an audit report on the consolidated financial statements of the Company as at and for the year ended December 31, 2012, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audit of the consolidated financial statements of the Company as at and for the year ended December 31, 2012 and through date of dismissal, (i) there were no disagreements between the Company and RBSM LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM LLP, would have caused RBSM LLP to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to filing a Form 8-K reporting such dismissal, the Company provided RBSM LLP with a copy of the disclosures in the Form 8-K and RBSM LLP furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the Company's statements in the Form 8-K. A copy of the letter furnished by RBSM LLP was filed as an exhibit to that Form 8-K.

On October 25, 2013, the Company signed a letter to engage HHC as its registered independent public accountants for the fiscal year ending December 31, 2013. The decision to engage HHC was approved by the Board of Directors of the Company.

During the Company's two most recent fiscal years ended December 31, 2012 and 2011 and through the date of engagement, the Company did not consult with HHC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and HHC did not provide either a written report or oral advice to the Company that HHC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Fees and Services

The following is a summary of the fees billed to us by HHC for professional services rendered for the fiscal years ended December 31, 2014 and 2013:

	Fiscal Year Ended December 31,
	2014	2013
Audit Fees	$130,000	$100,000
Audit Related Fees	30,000	-
Tax Fees	-	-
All Other Fees	-	-
	$160,000	$100,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees".

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees. Consists of fees for product and services other than the services reported above.

Board of Directors' Pre-Approval Policies

Our Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

Our Board of Directors has reviewed and discussed with HHC, our audited financial statements contained in this Annual Report on Form 10-K for the 2014 fiscal year. The Board of Directors also has discussed with HHC, the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our financial statements.

Our Board of Directors has received and reviewed the written disclosures and the letter from HHC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with HHC its independence from our company.

Our Board of Directors has considered whether the provision of services other than audit services is compatible with maintaining auditor independence. Based on the review and discussions referred to above, the Board of Directors determined that the audited financial statements be included in our Annual Report on Form 10-K for our 2014 fiscal year for filing with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 24 2015, the number of our common shares beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding common shares, (ii) each of our directors, nominees for election as a director and each of our executive officers named in the Summary Compensation Table above (the “Named Executive Officers”), and (iii) all of our directors (including nominees for election as directors) and officers as a group. Information relating to the beneficial ownership of our common shares by principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to sell or direct the sale of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission’s rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days after June 24, 2015 have been exercised. Except as noted below, or as required by applicable community property laws, each person has sole voting and investment power for all common shares shown as beneficially owned by them. As of June 24, 2015, we had outstanding 33,183,000 common shares.  Unless otherwise indicated in the footnotes, the address for each officer and director listed below is in the care of Aoxin Tianli Group, Inc., Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares
Directors and Named Executive Officers: Ping Wang, CEO and Chairman	9,875,000(1)	29.76%
Hanying Li, Director	3,200,000(2)	9.64%
Peter E. Gadkowski , Director	13,000(3)	*
Zihui Mo , Director	7,000(3)	*
Gang Yin, Director Guolan Li, Nominee Yan Gong, Nominee Houlinag Yu, CFO	1,600,000	4.82%
All directors and officers as a group	14,695,000(1)(2)(4)	44.26%

Holders of More than 5% of Outstanding Common Shares Not Named Above:
Hua Zhang	3,200,000(5)	9.64%
Wei Gong	2,760,000	8.32%
Hubei Aoxin Science and Technology Group Co., Ltd	4,075,000	12.28%
 ___
*Less than 1%
(1)
Includes 4,075,000 shares owned by Hubei Aoxin, of which Mr. Wang is Chairman and a principal shareholder, and 120,000 shares the vesting of which is subject to Mr. Wang’s achievement of certain performance criteria to be determined as to 60,000 shares on each of February 3, 2016 and February 3, 2017.

(2)
Includes 450,000 shares owned by Ms. Li’s spouse, Hua Zhang, and 90,000 shares the vesting of which is subject to Ms. Li’s achievement of certain performance criteria to be determined as to 45,000 shares on each of February 3, 2016 and February 3, 2017.

(3)	Represents shares he may acquire within sixty days upon exercise of stock options.
(4)	Includes 20,000 shares which may be acquired by Messrs. Gadkowski and Mo within sixty days upon exercise of stock options.
(5)	Includes 2,750,000 shares owned by Mr. Zhang’s spouse, Hanying Li.

SHAREHOLDER PROPOSALS

In accordance with the rules promulgated by the SEC, any shareholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with our 2016 Annual Meeting of Shareholders must set forth such proposal in writing and file it with our corporate secretary on or before the close of business on March 12, 2016 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be 10 days after our first public announcement of the annual meeting date).  In addition, our Amended and Restated Articles of Association has an advance notice procedure for shareholders to bring business before an Annual Meeting of Shareholders. The advance notice procedure requires that a shareholder interested in presenting a proposal for action at the 2016 Annual Meeting of Shareholders must deliver a written notice of the proposal, together with certain specified information relating to such shareholder's stock ownership and identity, to our Secretary not earlier than April 11, 2016, nor later than May 11, 2016. However, in the event that the 2016 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2016 Annual Meeting of Shareholders, notice by the shareholder, in order to be timely, must be so received not later than the close of business on the tenth day following the day on which notice of the date of the 2016 Annual Meeting of Shareholders was mailed or public disclosure of the date of the Annual Meeting of Shareholders was made, whichever first occurs. If the Company does not receive timely notice, the proxy holders will vote on the matter, if presented at the meeting, in their discretion. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our 2016 proxy solicitation materials or consideration at the 2016 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2016 shareholder proposal filing deadline, and also retain that authority under certain other circumstances.

ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the year ended December 31, 2014  was sent to all of our shareholders of record as of June 24, 2015, and is available on our website (www.aoxintianli-china.com ) under the caption “SEC Filings.” The Annual Report is not to be considered as proxy solicitation material.

OTHER MATTERS
Our Board of Directors knows of no other matters to be brought before this annual meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the Aoxin Tianli website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Aoxin Tianli filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Aoxin Tianli specifically incorporates the Report of the Audit Committee or website information therein by reference.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (+86) 27 8274 0726 or by mail to Aoxin Tianli Group, Inc. Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiangan District, Wuhan City, Hubei Province, China 430010.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

By Order of the Board of Directors, /s/ Ping Wang Ping Wang Chairman and CEO

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

 Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be submitted by 12:00 a.m., Eastern Daylight Savings Time, on August 4, 2015.

Vote by Internet • Go to www.investorvote.com/ ABAC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

 A  Proposals —

1.	Election of Directors

The Board of Directors recommends a vote FOR the nominees listed below.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐	______________________

		For	Withhold
01 – Ping Wang		☐	☐
02 – Zihui Mo		☐	☐
03 – Guolan Li		☐	☐
04 – Yan Gong		☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business that may properly come before the meeting and any adjournments or postponements of the meeting.

 B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.
		Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Important notice regarding the Internet availability of
proxy materials for the Annual Meeting of Shareholders.
The annual meeting materials are available at:
www.edocumentview.com/ABAC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — AOXIN TIANLI GROUP, INC.

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiang’an District, Wuhan City
Hubei Province, China 430010
This Proxy is Solicited on Behalf of the Board of Directors of Aoxin Tianli Group, Inc.

The undersigned hereby appoints Ping Wang and Joyce Shen, and each of them, with the power to act without the other, and with full power of substitution, as attorneys-in-fact and proxies (the "Proxy"),  to vote as designated on the reverse side all common shares of Aoxin Tianli Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Wednesday, August 5, 2015, at 9:00 a.m., local time, at Suite K, 12th Floor, Building A, Jiangjing Mansion, 228 Yanjiang Ave., Jiang’an District, Wuhan City, Hubei Province, China 430010 and at any adjournment thereof.

Continued and to be signed on reverse side